UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

NEXTGEN HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12537	95-2888568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Not Applicable(1)	Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)

Not Applicable(1)

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NXGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)

NextGen Healthcare, Inc. is a remote-first company and no longer maintains its principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices should be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Item 8.01	Other Events.

As previously disclosed, on September 5, 2023, NextGen Healthcare, Inc., a Delaware corporation (“NextGen” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Next Holdco, LLC, a Delaware limited liability company (“Parent”), and Next Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund IV, L.P. (“Thoma Bravo”), an investment fund managed by Thoma Bravo, L.P..

The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) in connection with the Merger expired at 11:59 p.m. Eastern Time on October 19, 2023.

The consummation of the Merger remains subject to other customary closing conditions specified in the Merger Agreement, including, among others, the adoption of the Merger Agreement by NextGen’s stockholders. The Company expects that the Merger will be consummated promptly following the satisfaction of all closing conditions.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this report include, but are not limited to, statements regarding the consummation of the transaction described above. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the possibility that various closing conditions for the transaction may not be satisfied or waived, and the ability to realize the benefits expected from the transaction. The forward-looking statements in this report are based on information available to NextGen as of the date hereof, and NextGen disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Reports on Form 10-K and 10-K and in our other reports filed with the Securities and Exchange Commission (“SEC”). NextGen’s SEC filings are available on the Investor Relations section of our website at http://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NextGen or the expected benefits of the proposed Merger or that the approval of NextGen’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for NextGen will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require NextGen to pay a termination fee or other expenses; and (vii) the effect of the announcement or pendency of the proposed Merger on NextGen’s ability to retain and hire key personnel, or its operating results and business generally.

Additional Information

This report may be deemed solicitation material in respect of the proposed acquisition of NextGen. The special shareholder meeting to obtain shareholder approval in connection with the proposed Merger between NextGen and Parent has been scheduled for 9:00 a.m. Eastern Time on November 7, 2023. NextGen has filed with the Securities and Exchange Commission a definitive proxy statement and other relevant documents in connection with the proposed Merger. Investors of NextGen are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety because they contain important information about NextGen and the proposed Merger. Investors may obtain a free copy of these materials and other documents filed by NextGen with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

NextGen and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of NextGen’s shareholders in connection with the proposed Merger is set forth in NextGen’s definitive proxy statement for its special shareholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger is set forth in the definitive proxy statement as filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2023	NEXTGEN HEALTHCARE, INC.

	By:	/s/ Jeffrey Linton
	Name:	Jeffrey Linton
	Title:	Executive Vice President, General Counsel and Secretary